Exhibit 4.5

FIRST FINANCIAL BANCORP.,

an Ohio corporation,

as Issuer

and

Wilmington Trust, National Association,

as Trustee

SUBORDINATED

INDENTURE

Dated as of November 5, 2025

Subordinated Debt Securities

Reconciliation and tie to Trust Indenture Act of 1939, as amended.

Trust Indenture Act Section		Indenture Section
Section 310	(a)(1)	607
	(a)(2)	607
	(a)(5)	607
	(b)	604, 607
Section 311	(a)	604, 612
	(b)	604, 612
	(b)(2)	604, 612
Section 312	(a)	701, 702(1)
	(b)	702(1)
	(c)	702(2)
Section 313	(a)	703(1), 703(2)
	(b)	703(1)
	(c)	703(3)
	(d)	703(3)
Section 314	(a)	704, 1005
	(c)(1)	102
	(c)(2)	102
	(e)	102
Section 315	(a)	602
	(b)	601
	(c)	602
	(d)	602
	(e)	515
Section 316	(a)	104
	(a)(1)(A)	512
	(a)(1)(B)	513
	(b)	508
	(c)	104
Section 317	(a)(1)	505
	(a)(2)	504
	(b)	1003
Section 318	(a)	108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Subordinated Indenture.

i

Article X COVENANTS		52

Section 1001.	Payment of Principal, Premium, if Any, and Interest	52
Section 1002.	Section Maintenance of Office or Agency	52
Section 1003.	Money For Securities Payments to Be Held in Trust	53
Section 1004.	Additional Amounts	54
Section 1005.	Statement As To Compliance; Notice of Certain Defaults	54
Section 1006.	Payment of Taxes and Other Claims	55
Section 1007.	Corporate Existence	55
Section 1008.	Waiver of Certain Covenants	55

Article XI REDEMPTION OF SECURITIES		56

Section 1101.	Applicability of Article	56
Section 1102.	Election To Redeem; Notice To Trustee	56
Section 1103.	Selection By Trustee of Securities To Be Redeemed	56
Section 1104.	Notice of Redemption	57
Section 1105.	Deposit of Redemption Price	58
Section 1106.	Securities Payable on Redemption Date	58
Section 1107.	Securities Redeemed in Part	58

Article XII SINKING FUNDS		59

Section 1201.	Applicability of Article	59
Section 1202.	Satisfaction of Sinking Fund Payments With Securities	59
Section 1203.	Redemption of Securities For Sinking Fund	60

Article XIII REPAYMENT AT THE OPTION OF HOLDERS		60

Section 1301.	Applicability of Article	60

Article XIV MEETINGS OF HOLDERS		60

Section 1401.	Purposes For Which Meetings May Be Called	60
Section 1402.	Call, Notice and Place of Meetings	61
Section 1403.	Persons Entitled To Vote At Meetings	61
Section 1404.	Quorum; Action	61
Section 1405.	Determination of Voting Rights; Conduct and Adjournment of Meetings	62
Section 1406.	Counting Votes and Recording Action of Meetings	63

Article XV SUBORDINATION		63

Section 1501.	Securities Subordinated to Senior Indebtedness	63
Section 1502.	Subrogation	65
Section 1503.	Obligation of Company Unconditional	66
Section 1504.	Payments on Securities Permitted	66
Section 1505.	Effectuation of Subordination By Trustee	66
Section 1506.	Knowledge of Trustee	67
Section 1507.	Trustee’s Relation to Senior Indebtedness	67
Section 1508.	Rights of Holders of Senior Indebtedness Not Impaired	68

Article XVI MISCELLANEOUS PROVISIONS		68

Section 1601.	Securities in Foreign Currencies	68
Section 1602.	Exemption from Individual Liability	68

SUBORDINATED INDENTURE, dated as of November 5, 2025 (the “Indenture”), among FIRST FINANCIAL BANCORP., a corporation duly organized and existing under the laws of the State of Ohio (the “Company”), having its principal office at 255 East Fifth Street, Suite 900, Cincinnati, Ohio 45202, and Wilmington Trust, National Association, a national banking association, having a corporate trust office at 277 Park Avenue, 25th Floor, New York, NY, 10172, as Trustee (the “Trustee”).

RECITALS

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (the “Securities”), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

The Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of each other, the holders of Senior Indebtedness, and all Holders of the Securities or of series thereof, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)	the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)	all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)

all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

(4)	the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(5)	the word “or” is not exclusive;

(6)	all words in the singular include the plural and all words in the plural include the singular; and

(7)	the word “including” means “including without limitations.”

Certain terms which are used principally in certain Articles hereof are defined in those Articles.

“Act” when used with respect to any Holders, has the meaning specified in Section 104.

“Additional Amounts” means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise. The terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Agent” means any Security Registrar, Paying Agent, Authenticating Agent or Depository custodian.

“Applicable Procedures” means, with respect to any payment, tender, redemption, transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such payment, tender, redemption, transfer or exchange.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Newspaper” means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Legal Holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

“Bank” means:

(i)

any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which

(a)	accepts deposits that the depositor has a legal right to withdraw on demand, and

(b)	engages in the business of making commercial loans, or

(ii)	any trust company organized under any of the foregoing laws.

“Board of Directors” means the board of directors of the Company or any committee of that board duly authorized to act for the Company hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or any duly authorized committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” except as may otherwise be provided herein or in any Security, means when used with respect to any Place of Payment, any day, other than a Saturday or a Sunday, that is neither a Legal Holiday nor a day on which the Trustee or banking institutions are authorized or required by law, regulation or executive order to close in that Place of Payment.

“Capital Stock” means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

“Clearstream” means Clearstream Banking S.A. and any successor thereto.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Stock” means all shares now or hereafter authorized of the class of common stock of the Company presently authorized and stock of any other class into which such shares may hereafter have been changed.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation, and any other obligor upon the Securities.

“Company Request” and “Company Order” mean a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board of Directors, the President or a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee, at which at any particular time its corporate trust business for purposes of this Indenture shall be administered, which office at the date of original execution of this Indenture is located at 277 Park Avenue, 25th Floor, New York, NY, 10172, Attention: First Financial Bancorp., or such other address as to which the Trustee may give notice to the Company.

“Corporation” includes corporations, associations, limited liability companies and business trusts.

“Defaulted Interest” has the meaning specified in Section 307.

“Depository Custodian” means the Trustee as custodian with respect to the Global Notes or any successor entity thereto.

“Dollars” or “$” means a dollar or other equivalent unit in the currency of the United States, except as may otherwise be provided herein or in any Security.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear Clearance System, and any successor thereto.

“Event of Default” has the meaning specified in Section 501.

“Federal Reserve” means the Board of Governors of the Federal Reserve System or its delegee, and any successors thereto.

“Government Obligations” with respect to any Securities unless otherwise specified herein or therein, means:

(i)

direct obligations of the United States of America or the government or governments which issued the currency, currency unit or composite currency in which any Securities are payable, for the payment of which its full faith and credit is pledged; or

(ii)

obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government or governments which issued the currency, currency unit or composite currency in which such Securities are payable, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, which, in either case, are not callable or redeemable at the option of the issuer or issuers thereof; and

(iii)

a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

“Holder” in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and with respect to any Security shall include the terms of such Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of

Securities for which such Person is Trustee established as contemplated by Section 301; exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

“Independent Public Accountants” means accountants or a firm of accountants that are independent public accountants with respect to the Company within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder who may be the registered independent public accountants regularly retained by the Company or who may be other registered independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

“Interest” with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, with respect to any Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

“Interest Payment Date” with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Legal Holiday” except as otherwise may be provided herein or in any Securities, with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

“Maturity” with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

“NASDAQ” means The NASDAQ Stock Market LLC and any successors thereto.

“Officer’s Certificate” means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Opinion of Counsel” except as otherwise provided herein or in any Security, means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee.

“Original Issue Discount Security” means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 502.

“Outstanding” with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)	Securities theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

(ii)

Securities, or portions thereof for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii)	Securities, except to the extent provided in Section 403, with respect to which the Company has effected defeasance and/or covenant defeasance pursuant to Section 403 hereof; and

(iv)

Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes and for purposes of making the calculations required by Section 313 of the Trust Indenture Act,

(v)

the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration pursuant to Section 502 at the time of such determination or calculation;

(vi)

the principal amount of any Security denominated other than in Dollars that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined by the Company as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security; and

(vii)

Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such calculation or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Security on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” with respect to any Security, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in or pursuant to Section 301(8) or Section 1002.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

“Principal Subsidiary Bank” means (i) any Subsidiary Bank the consolidated assets of which as set forth in the most recent statement of condition of such Bank constitute 40% or more of the Company’s consolidated assets as determined from the most recent quarterly balance sheet of the Company or (i) any Subsidiary Bank designated as a Principal Subsidiary Bank by the Board of Directors, provided that if the Federal Reserve notifies the Company that any Subsidiary Bank that is a Principal Subsidiary Bank applying the tests in clause (i) or (ii) above does not qualify as a “major subsidiary depository institution” within the requirements of the Federal Reserve’s risk-based capital guidelines or regulations applicable to bank holding companies, such Subsidiary Bank will not be a Principal Subsidiary Bank from and after the time the Company receives from the Federal Reserve such a notice.

“Redemption Date” with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price” with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to the provisions of this Indenture.

“Registered Security” means any Security established pursuant to Section 201 which is registered and the transfer or exchange thereof is registrable in the Security Register.

“Regular Record Date” for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in such Security as the “Regular Record Date.”

“Responsible Officer” when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust Office who at the time shall have direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Security” or “Securities” means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Senior Indebtedness” means:

(i)	the principal and any premium or interest for money borrowed or purchased by the Company, including but not limited to indebtedness evidenced by bonds, debentures, notes or similar instruments;

(ii)	an obligation arising from off-balance sheet guarantees and direct credit substitutes;

(iii)	reimbursement obligations with respect to letters of credit, bankers’ acceptances or similar facilities;

(iv)	obligations issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

(v)	capital lease obligations;

(vi)

any obligations associated with derivative products including but not limited to securities contracts, foreign currency exchange contracts, swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and similar financial instruments;

(vii)	debt of others described in the preceding clauses that we have guaranteed or for which we are otherwise liable or that are secured by any lien on any of our property or assets; and

(viii)

obligations to general creditors, in each case, whether outstanding on the date this Indenture becomes effective, or created, assumed or incurred after that date, unless in the instrument creating or evidencing any such indebtedness or obligation, or pursuant to which the same is outstanding, it is provided that such indebtedness or obligation is not superior in right of payment to the Securities or to other debt that is pari passu with or subordinate to the Securities.

Senior Indebtedness excludes any:

(i)	trade accounts payables arising in the ordinary course of the Company’s business, which will rank equally in right of payment and upon liquidation with the Securities;

(ii)

any indebtedness of the Company that when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company;

(iii)	[Reserved];

(iv)	any indebtedness to an employee of the Company;

(v)	other Securities issued pursuant to the Indenture, except if such Securities are not, or no longer are, subject to the subordination provision of such Indenture; or

(vi)	indebtedness that expressly states that it is junior to, or ranks equally in right of payment with, the Securities.

“Special Record Date” for the payment of any Defaulted Interest on any registered Security means a date fixed by the Company pursuant to Section 307.

“Stated Maturity” with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

“Subsidiary Bank” means any Subsidiary which is a Bank.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act is amended after such date, “Trust Indenture Act” means, with respect to the Securities of any series issued after such date, the Trust Indenture Act as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, “Trustee” shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

“United States” except as otherwise provided herein or in any Security, means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

“United States Alien” except as otherwise provided herein or in any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

“U.S. Depository” or “Depository” means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository by the Company pursuant to Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to Section 301 with respect to any Security, any successor to such Person. If at any time there is more than one such Person, “U.S. Depository” or “Depository” shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

“Vice President” with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “Vice President.”

“Voting Stock” means stock of a corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture and in any applicable Security (except Section 1005) shall include:

(1)	a statement that the individual signing such certificate or opinion has read such condition or covenant and the definitions herein and in any applicable Security relating thereto;

(2)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)

a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4)	a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

(i)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officer’s Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository’s standing instructions and customary practices.

The Trustee may fix a record date, which shall be not more than 30 days prior to the first solicitation of Holders, for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders to the Trustee. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

(ii)

The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(iii)

The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of termination of holding the same, shall be proved by the Security Register.

(iv)

If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at their option, by Board Resolutions, fix in advance a record date, which shall be not more than 30 days prior to the first solicitation of such Holders, for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(v)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)	the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

(2)

the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or overnight courier guaranteeing next day delivery, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to a Responsible Officer of the Trustee by the Company.

Section 106. Notice to Holders; Waiver.

Except as otherwise expressly provided herein or in any Security, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any global Security provides for notice of any event (including any notice of redemption or repurchase) to a Holder of a global Security (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depository (or its designee) pursuant to the standing instructions from the Depository or its designee, including by electronic mail in accordance with Applicable Procedures.

Section 107. Language of Notices.

Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

Section 108. Conflict With Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with the duties imposed pursuant to Section 318(c) of the Trust Indenture Act, such imposed duties shall control.

Section 109. Effect of Headings and Table of Contents.

The Article and Section headings herein, the Trust Indenture Act reconciliation and tie, and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110. Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111. Separability Clause.

In case any provision in this Indenture, any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112. Benefits Of Indenture.

Nothing in this Indenture or any Security, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, the Holders of Securities and holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113. Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Section 114. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security other than a provision in any Security that specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 115. Jury Trial Waiver.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 116. U.S.A. Patriot Act.

The Company acknowledges that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 117. Consent to Jurisdiction

The parties hereby (i) irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan, the city of New York, (ii) waive any objection to laying of venue in any such action or proceeding in such courts, and (iii) waive any objection that such courts are an inconvenient forum or do not have jurisdiction over any party.

ARTICLE II

SECURITIES FORMS

Section 201. Forms Generally.

Each Registered Security and temporary global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security, as evidenced by their execution of such Security.

Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Trustee’s Certificate of Authentication.

Subject to Section 611, the Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	Wilmington Trust, National Association, as Trustee

By:
Authorized Signatory

Section 203. Securities In Global Form.

If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges pursuant to a schedule thereto. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein, pursuant to Applicable Procedures, or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein, pursuant to Applicable Procedures, or in the applicable Company Order.

The provisions of the immediately preceding sentence shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the immediately preceding sentence.

Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form. The Company, the Trustee, and each Agent shall have no responsibility for any actions taken or not taken by the Depository. Subject to Section 301(20), the Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Depository custodian with respect to the any global Securities unless provided otherwise with respect to such series. The Trustee and each Agent are hereby authorized to act in accordance with Applicable Procedures.

ARTICLE III

THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XV.

The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto,

(1)	the title of the Securities and the series in which such Securities shall be included;

(2)

any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1502 or the terms of such Securities);

(3)	whether Securities of the series are to be issuable as Registered Securities;

(4)	whether any Securities of the series are to be issuable initially or otherwise in global form and, if so,

(i)

whether beneficial owners of interests in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305;

(ii)	the name of the depository or the U.S. Depository, as the case may be, with respect to any global security; and

(iii)	the manner in which interest payable on a global security will be paid;

(5)	the date as of which any global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

(6)	the date or dates, or the method, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

(7)

the rate or rates at which such Securities shall bear interest, if any, or the method, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(8)

the Place of Payment, if any, in addition to or other than the Corporate Trust Office, of such Securities, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

(9)

whether the Securities of the series or any of them are to be redeemable at the option of the Company and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

(10)

whether the Company is obligated to redeem or purchase Securities of the series or any of them pursuant to any sinking fund or at the option of any Holder thereof and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of the Securities of the series so redeemed or purchased;

(11)	the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

(12)

if other than the principal amount thereof, the portion of the principal amount of the Securities of the series or any of them which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

(13)

if other than such currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the currency, composite currencies or currency unit or units in which payment of the principal of (and premium, if any) or interest, if any, on or any Additional Amounts in respect of the Securities of the series or any of them shall be payable;

(14)

if the principal of (and premium, if any) or interest, if any, on or any Additional Amounts in respect of the Securities of the series or any of them are to be payable, at the election of the Company or a Holder thereof, in a currency, composite currencies or currency unit or units other than that in which the Securities of the series or any of them are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

(15)

whether the amount of payments of principal of (and premium, if any) or interest (including Additional Amounts), if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

(16)

whether the principal of (and premium, if any) or interest (including Additional Amounts), if any, on the Securities of the series are to be payable, at the election of the Company or any Holder thereof or otherwise, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities or any of them are denominated or stated to be payable, the period or periods within which, and the other terms and conditions upon which, such election, if any, may be made, and the time and manner of determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities or any of them are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities or any of them are to be so payable;

(17)

any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of the series or any of them, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

(18)	the applicability, if any, of Section 403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Section 403;

(19)

if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(20)

if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and/or Authenticating Agent with respect to the Securities of the series;

(21)	whether any of the Securities of a series shall be issued as Original Issue Discount Securities; and

(22)	any other terms of the Securities of the series or any of them (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to one or more Board Resolutions and set forth in such Officer’s Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series.

If any of the terms of the Securities of any series were established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of such series. No Officers’ Certificate shall change the Trustee’s own rights, duties or immunities under this Indenture or with respect to any series of Securities, except as the Trustee may agree in writing or by acting hereunder.

Section 302. Denominations.

Unless otherwise established with respect to any Securities pursuant to Section 301, the Registered Securities of each series, if any, denominated in Dollars shall be issuable in registered form without coupons in minimum denominations of $1,000 and any integral multiple thereof. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities pursuant to Section 301.

Section 303. Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual, electronic or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, to the Trustee for authentication, and, provided that the Board Resolution or Resolutions and Officer’s Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities, has been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities; the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(b) of the Trust Indenture Act) shall be fully protected in relying upon,

(1)	an Opinion of Counsel stating, to the effect

(a)	that the form or forms and terms of such Securities, if any, have been established in conformity with the provisions of this Indenture;

(b)

that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when completed by appropriate insertion and executed and delivered by the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, this Indenture and such Securities will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of the Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies; and

(2)

an Officer’s Certificate pursuant to Section 102 and also stating that, to the knowledge of the Person executing such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

Each Registered Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 611 executed by or on behalf of the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 304. Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee and, upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company shall cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series, if any, shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to Section 1002, without charge to any Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions. Unless otherwise specified as contemplated by Section 301 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305. Registration, Transfer and Exchange.

With respect to the Registered Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 1002 (the “Security Registrar”), a register (each such register being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of each series and of transfers of the Registered Securities of such series. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times. The Trustee is hereby initially appointed as Security Registrar for each series of Securities. In the event that the Trustee shall cease to be Security Registrar with respect to a series of Securities, the Trustee shall have the right to examine the Security Register for such series at all reasonable times.

Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company maintained for such series pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any global Security of any series shall be exchangeable for definitive Securities of such series only if

(i)

the Securities Depository is at any time unwilling or unable or ineligible to continue as Securities Depository and a successor depository is not appointed by the Company within 90 days of the date the Company is so notified in writing;

(ii)	the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable; or

(iii)	an Event of Default has occurred and is continuing with respect to the Securities and the Registrar has received a written request from the U.S. Depository to issue definitive securities.

If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities of such series and of like tenor and principal amount of any authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other depository, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge.

The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which shall be in the form of Registered Securities, or any combination thereof, as shall be specified by the U.S. Depository. However, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such series to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Security shall be disposed of by the Trustee in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on

(iv)	any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date; or

(v)	any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest.

Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

All Securities endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer, exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 306, 906 or 1107 not involving any transfer.

Except as otherwise specified as contemplated by Section 301, the Company shall not be required

(vi)

to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of such series under Section 1103 and ending at the close of business on the day of such selection; or

(vii)

to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed; or

(viii)

to issue, register the transfer of or exchange any Security which, in accordance with its terms specified as contemplated by Section 301, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be repaid.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount.

If there be delivered to the Company and to the Trustee

(i)	evidence to their satisfaction of the destruction, loss or theft of any Security; and

(ii)	such security or indemnity as may be required by them to save each of them and any agent of either of them harmless,

then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series containing identical terms and of like principal amount.

Notwithstanding the foregoing provisions of this Section 306, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. However, payment of principal of (and premium, if any), shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

Unless otherwise specified as contemplated by Section 301, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

Any interest on any Registered Security of any series which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment. At the same time, the Company shall deposit on or with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. When deposited, such money will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause (1). The Company shall fix a Special Record Date for the payment of Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after providing the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his or her address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)

The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such payment shall be deemed practicable by the Trustee.

At the option of the Company, interest on Registered Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on or any Additional Amounts with respect to such Registered Security, and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security be overdue. Neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer, exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee or the Security Registrar, be delivered to the Trustee or the Security Registrar. Any such Securities and Securities surrendered directly to the Trustee or the Security Registrar for any such purpose shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. The Company may at any time deliver to the Trustee or the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever. All Securities so delivered shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture or as otherwise specified as contemplated by Section 301. The Trustee shall dispose of cancelled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition, and certification of the disposition of all cancelled Notes shall be delivered to the Company upon cancellation upon request.

Section 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee may use “CUSIP” numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1004). The Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

(1)	either

(a)	all Securities of such series theretofore authenticated and delivered, other than:

(i)	Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306; and

(ii)

Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003 have been delivered to the Trustee for cancellation; or

(b)	all Securities of such series that:

(i)	have become due and payable; or

(ii)	will become due and payable at their Stated Maturity within one year;

(iii)

will not become due and payable within one year of the date of the Company’s depositing of funds, as described in the succeeding paragraph, but with the giving of notice of such deposit to the Holders of the Securities; or

(iv)

if redeemable at the option of the Company, such Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (b)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as funds in trust, lawful money of the United States or Government Obligations which, through the payment of interest and principal or other amounts in respect thereof in accordance with their terms, will provide not later than the opening of business on the due dates of any payment of principal (and premium, if any) and interest, or any Additional Amounts with respect thereto, or a combination thereof, in an amount sufficient (if a combination involving Government Obligations, in the written opinion of a nationally recognized firm of independent public accounting firm delivered to the Trustee) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, or any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)	the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3)

the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

Section 402. Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 or this Section 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest or any Additional Amounts for whose payment such money has been deposited with the Trustee. Such money need not be segregated from other funds except to the extent required by law.

Section 403. Satisfaction, Discharge and Defeasance of Securities of Any Series.

If pursuant to Section 301 provision is made for defeasance of Securities of any series pursuant to this Section 403, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

(1)	either

(a)	with respect to all Outstanding Securities of such series,

(i)

the Company has deposited or caused to be deposited with the Trustee, as trust funds in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any), any Additional Amounts, and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 403, as the case may be; or

(ii)

with respect to any Series of Securities which are denominated in United States dollars, the Company has deposited or caused to be deposited with the Trustee, Government Obligations in trust for such purpose, such amount of direct obligations of, or obligations the timely payment of the principal of and interest on which are fully guaranteed by, the United States of America and which are not callable at the option of the issuer thereof as will, together with the income to accrue thereon without consideration of any reinvestment thereof; be sufficient, in the written opinion of a nationally recognized firm of independent public accountants delivered to the Trustee, to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any), any Additional Amounts, and interest to the stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 403; or

(b)	the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series; and

(2)	the Company has paid or caused to be paid all other sums payable hereunder with respect to the Outstanding Securities of such series; and

(3)

the Company has delivered to the Trustee, an Officer’s Certificate stating that no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with; and

(4)	the Company has delivered to the Trustee

(a)

a ruling from the Internal Revenue Service or an opinion of independent counsel that the holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

(b)

if the Securities of such series are then listed on the New York Stock Exchange, an Opinion of Counsel that the Securities of such series will not be delisted as a result of the exercise of this option.

Any deposits with the Trustee referred to in subsection (1)(a) of this Section shall be irrevocable and shall be made under the terms of a trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption or repayment provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. The Company shall pay and indemnify the Trustee against any tax, fee or other charge properly imposed on or assessed against the Trustee with respect to the cash or Government Obligations deposited pursuant to this Article IV or the principal and interest received in respect thereof other than any such tax, fee or other charge which is held hereunder for the account of the Holders of the outstanding Notes.

Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, other than the provisions of Sections 305, 306, and 1002, other than the right of Holders of Securities of such series to receive, from the trust fund described in this Section, payment of the principal (and premium, if any) of the interest on or any Additional Amounts with respect to such Securities when such payments are due, and the rights, powers, duties and immunities of the Trustee hereunder, shall no longer be binding upon, or applicable to, the Company except those responsibilities and obligations which by the terms of the Indenture survive the termination of the Indenture; provided that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

ARTICLE V

REMEDIES

Section 501. Event of Default.

“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is either inapplicable to a particular series or is specifically deleted or modified in the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated hereby:

(1)

default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of such series when such interest becomes or Additional Amounts become due and payable, and such default continues for a period of 30 days; or

(2)

default in the payment of the principal of (and premium and Additional Amounts, if any, and interest on) any Security of that series when it becomes due and payable at Maturity or upon redemption, and such default continues for a period of 30 days; or

(3)	default in the deposit of any sinking fund payment, if any, when and as due by the terms of a Security of that series; or

(4)

default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, or overnight courier guaranteeing next day delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5)

a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or a Principal Subsidiary Bank is appointed for the Company or for any substantial part of its property or for a Principal Subsidiary Bank, or a court or a bank regulatory authority having jurisdiction in the premises, shall appoint a receiver or similar official, or order the winding-up or liquidation of the affairs of the Company or a Principal Subsidiary Bank, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

(6)

the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case under any such law, or the Company or a Principal Subsidiary Bank shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or a Principal Subsidiary Bank or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

(7)	any other Event of Default provided in the Officers’ Certificate or supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default under clauses (5) or (6) of Section 501 hereof with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable. All outstanding Securities will become due and payable immediately, only upon an Event of Default specified in clauses (5) or (6) of Section 501 hereunder.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1)	the Company has paid or deposited with the Trustee a sum sufficient to pay

(a)	all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of such series;

(b)

the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

(c)	to the extent that payment of such interest is lawful, interest upon overdue installments of interest or any Additional Amounts at the rate or rates borne by or provided for in such Securities;

(d)	all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel as provided in Section 606 hereof; and

(2)	all Events of Default with respect to Securities of such series have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits For Enforcement By Trustee.

The Company covenants that if

(1)

default is made in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days; or

(2)	default is made in the payment of the principal of, interest (or premium, if any, on) any Security at its Maturity and such default continues for 30 days;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the amount then due and payable on such Securities for principal (and premium, if any), if any, and interest or Additional Amounts, if any, with interest upon the overdue principal (and premium, if any). In addition, the Company shall pay to the Trustee such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

Section 504. Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1)

to file and prove a claim for the whole amount or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding; and

(2)	to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee or, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. The Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ committee or other similar committee.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of the Holders of the Security in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

Any money or property collected by the Trustee pursuant to this Article, and after an Event of Default, any money or other property distributable in respect of the Company’s obligations under this Indenture, shall be applied in the following order, at the date or dates fixed by the Trustee. In case of the distribution of such money on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:	To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

SECOND:	To holders of Senior Indebtedness in the manner provided in Article XV;

THIRD:	To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest or any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any), interest or any Additional Amounts, respectively;

FOURTH:	The balance, if any, to the Company.

Section 507. Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1)	such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

(2)

the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)	such Holder or Holders have offered security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)	the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

(5)

no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that these limitations do not apply to a suit instituted by a Holder for the enforcement of payment of the principal of or any premium and interest on the Security on or after the Maturity thereof and no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium, Interest and Additional Amounts.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on or any Additional Amounts in respect of such Security on the respective Stated Maturity or Maturities specified in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment. Such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy. Every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Section 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to any Holders of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holders, as the case may be.

Section 512. Section 512. Control By Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

(1)	such direction shall not be in conflict with any rule of law or with this Indenture;

(2)	the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

(3)

such direction is not unduly prejudicial to the rights of other Holders of Securities of such series (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such Holders); and

(4)	such direction shall not involve the Trustee in personal liability.

Section 513. Section 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1)	in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series; or

(2)	in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture. The Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 515. Undertaking for Costs

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 515 does not apply to a suit by the Trustee, a suit by a Holder of a Security pursuant to Section 508 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of a series.

ARTICLE VI

THE TRUSTEE

Section 601. Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived. However, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; provided, further, that in the case of default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default, with respect to Securities of such series.

Section 602. Certain Rights and Obligations of Trustee.

(a)

If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual notice, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)	Except during the continuance of an Event of Default:

(i)

the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)

in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

(c)	The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)	this paragraph does not limit the effect of paragraph (b) of this Section 602;

(ii)	the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)	the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512.

(d)	Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 602.

(e)

No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it has reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties hereunder.

(f)	Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

(i)

the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document (whether in its original, facsimile or electronic form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order or an Officer’s Certificate (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution or Board Resolutions;

(iii)

whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, require and rely upon an Officer’s Certificate or an Opinion of Counsel or both, and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance thereon;

(iv)

the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(v)

the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(vi)

the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, and shall have no duty to inquire as to the performance by the Company of any of its covenants in the Indenture, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(vii)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(viii)

the Trustee shall not be liable for any action taken, suffered, omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(ix)

the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice from the Company or Holders of 25% in aggregate principal amount of the Securities of a series of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(x)

the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be compensated, reimbursed, and indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each Agent, custodian and other Person employed to act hereunder;

(xi)

in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or other unavailability of the Federal Reserve’s Fedwire Services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(xii)

the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to furnish the Trustee with directions relating to any other matter requiring direction from the Company pursuant to this Indenture;

(xiii)

in no event shall the Trustee be responsible or liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(xiv)	the permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty of the Trustee.

Section 603. Not Responsible For Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities and shall not be responsible for any statement in any document in connection with the sale of any series of Securities. Under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Securities.

The Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate at the date of execution, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof or any funds paid to the Company pursuant to its direction in accordance with this Indenture.

Section 604. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

Section 605. Money Held In Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested.

The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 606. Compensation and Reimbursement.

The Company agrees

(1)

to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as shall be mutually agreed upon by the Company and the Trustee in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)

to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

(3)

to indemnify each of the Trustee and any predecessor Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any liability, claim, damage or expense (including, without limitation, reasonable counsel fees and expenses and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of enforcing this Indenture against the Company (including this Section 606) and the costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on Securities. When the Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and compensation for the services of the Trustee are intended to constitute expenses of administration under any bankruptcy law or any similar federal or state law for the relief of debtors.

The provisions of this Section 606 shall survive the termination of this Indenture and the resignation or removal of the Trustee. “Trustee” for the purposes of this Section 606 shall include any predecessor Trustee and the Trustee in each of its capacities hereunder and each agent, custodian and other person employed to act hereunder; provided, however, that the negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

Section 607. Corporate Trustee Required; Eligibility; Conflicting Interests.

There shall at all times be a Trustee hereunder that is a corporation permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to act as trustee under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall take such action as is required pursuant to said Section 310(b). There shall be excluded from the operation of Trust Indenture Act Section 310(b)(i) any series of Securities and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310(b)(i) are met.

Section 608. Resignation and Removal; Appointment of Successor.

(1)

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

(2)

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

(3)

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(4)	If at any time:

(a)

the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

(b)	the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security; or

(c)

the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case,

(i)	the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities, or

(ii)

subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

(5)

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(6)

The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register.

Section 609. Acceptance of Appointment By Successor.

(1)

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. On the request of the Company and/or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

(2)

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which

(a)

shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;

(b)

if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and

(c)	shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(3)

Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

(4)	No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 610. Merger, Conversion, Consolidation or Succession to Business.

Without the execution or filing of any paper or any further act on the part of any of the parties hereto:

(1)	any corporation into which the Trustee may be merged or converted or with which it may be consolidated; or

(2)	any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party; or

(3)	any corporation succeeding to all or substantially all of the corporate trust business of the Trustee,

shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 611. Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Authenticating Agents, which may be an Affiliate of the Company, with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue or exchange, registration of transfer or partial redemption or pursuant to Section 306. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

Each Authenticating Agent shall be acceptable to the Company and, except as specified as contemplated by Section 301, shall at all times

(1)	be a corporation that would be permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to be able to act as a trustee under an indenture qualified under the Trust Indenture Act;

(2)	be authorized under applicable law and by its charter to act as such; and

(3)	have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of not less than $50,000,000.

If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. If the Authenticating Agent has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Authenticating Agent shall take such action as is required pursuant to said Section 310(b).

Without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent,

(4)	any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated; or

(5)	any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party; or

(6)	any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent,

shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. At such time, the Trustee shall also mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register.

Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:	Wilmington Trust, National Association, as Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section 102) by the Company, shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

Section 612. Preferential Collection of Claims Against Company.

The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

ARTICLE VII

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee

(1)

semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series; and

(2)

at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

Section 702. Preservation of Information; Communications to Holders.

(1)	The Trustee shall comply with the obligations imposed upon it pursuant to Section 312(b) of the Trust Indenture Act.

(2)

Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 703. Reports By Trustee.

(1)

Within 60 days after August 15 of each year commencing with the year following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act a brief report dated as of such August 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding August 15 and the date of this Indenture. The Trustee shall comply with Trust Indenture Act Section 313(b) to the extent applicable.

(2)	The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

(3)	Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

Section 704. Section 704. Reports By Company.

The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

(1)

file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934;

(2)

file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with respect to compliance by such obligor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)

transmit to Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates or statements delivered pursuant to Section 1005).

ARTICLE VIII

CONSOLIDATION, MERGER AND SALES

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company). However,

(1)

in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the successor Person to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on or any Additional Amounts in respect of all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

(2)

immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no default, and no event which, after notice or lapse of time or both, would become a default or Event of Default, shall have happened and be continuing; and

(3)

each of the Company and the successor Person has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with, and each document and instrument delivered by the Company and each successor Person pursuant to this Section 801 constitutes the legal, valid and binding obligation of the Company and the successor Person.

Section 802. Successor Corporation Substituted For Company.

Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders of Securities, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)	to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities contained;

(2)

to evidence and provide for the acceptance of appointment by another Person as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(2);

(3)

to add to the covenants and agreements of the Company for the benefit of the Holders of all or any series of Securities (if such covenants are for less than all series, stating that such covenants are for the benefit of such series), or to surrender any right or power herein conferred upon the Company provided that such action shall not adversely affect the interests of the Holders of Outstanding Securities;

(4)	to add or eliminate Events of Default of any series of Securities;

(5)

to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Securities in any material respect;

(6)	to secure the Securities or add obligors;

(7)

to establish any form or terms of Securities of any series as permitted by Sections 201 and 301, and to provide for the issuance of any series of Securities as permitted by Section 301, and to set forth the terms thereof;

(8)	to provide for the issuance of uncertificated Securities of one or more series in the place of certificated Securities;

(9)	to qualify or maintain qualification of the Indenture under the Trust Indenture Act; or

(10)	to comply with the rules and regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded.

Section 902. Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture. However, no such supplemental Indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

(1)

change the Maturity of the principal of, or the Stated Maturity of, or any installment of interest on, any Security, or reduce the principal amount thereof (including in the case of an Original Issue Discount Security the amount payable upon acceleration of the Maturity thereof) or any premium thereon or the rate of interest thereon, or change the method of computing the amount of principal thereof on any date, or change a Place of Payment where, or the coin or currency in which, any Security or any premium thereon or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or a repayment, on or after the Redemption Date or the Repayment Date, as the case may be);

(2)

reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture;

(3)

modify any of the provisions of this Section, or Sections 508, 512, 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

(4)

modify any of the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the capital treatment of the Securities, except to clarify ambiguities or to meet regulatory requirements for the Securities to qualify as Tier 2 capital or the equivalent for bank regulatory purposes; or

(5)

modify or affect in any manner adverse to the Holders of the Securities the terms and conditions of the obligation of the Company in respect of the due and punctual payment of the principal of or premium or interest on the Securities.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, a Company Request, accompanied by a Board Resolution, and, if and to the extent applicable, upon the filing with the Trustee of evidence of the consent of Securityholders, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and an Opinion of Counsel stating that the supplemental indenture is the legal, valid and binding obligation of the Company.

The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes. Every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound by such supplemental indenture.

Section 905. Conformity With Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Section 906. Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Subordination Unimpaired.

No supplemental indenture entered into under this Article IX shall modify, directly or indirectly, the provisions of Article XV or the definition of Senior Indebtedness in Section 101 in any manner that might alter or impair the subordination of the Securities with respect to Senior Indebtedness then outstanding, unless each holder of such Senior Indebtedness has consented thereto in writing.

ARTICLE X

COVENANTS

Section 1001. Payment of Principal, Premium, if Any, and Interest.

The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on or any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Principal, premium, if any, and interest or Additional Amounts shall be considered paid on the date due if the Paying Agent, if other than the Company or one of its Subsidiaries, holds as of 12:00 noon Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all such amounts then due.

Section 1002. Section Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment,

(1)	where Securities of that series may be surrendered for registration of transfer or exchange; and

(2)	where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

If the Securities of such series are listed on the Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. However, no such designation or rescission shall in any manner relieve the Company of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Unless otherwise specified as contemplated by Section 301, the Company hereby designates as the Place of Payment for each series the Corporate Trust Office of the Trustee. Pursuant to Section 301(8) of this Indenture, the Company may subsequently appoint a place or places other than the Corporate Trust Office of the Trustee where such Securities may be payable.

Section 1003. Money For Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with any Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)

hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)

give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

(3)	at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent. Upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Except as otherwise provided hereby or pursuant hereto, or as may be required by applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest and Additional Amounts on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust. The Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. However, the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities for such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal (and premium, if any) or interest has become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Additional Amounts.

If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security of any such series the Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided herein or pursuant hereto, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of that series shall not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium, or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company will furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer’s Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) of or interest on the Securities of that series shall be made to Holders. In connection with Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series, if any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities. The Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section with respect to an applicable series, if any. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such an Officer’s Certificate, the Trustee may assume without inquiry that no such Additional Amounts are payable. The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether any Additional Amounts are payable, or with respect to the nature, extent, or calculation of the amount of any Additional Amounts owed, or with respect to the method employed in such calculation of any Additional Amounts. If the Company has paid Additional Amounts directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officer’s Certificate setting forth the particulars of such payment.

Section 1005. Statement As To Compliance; Notice of Certain Defaults.

(1)

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof ends on December 31), commencing December 31, 2025, a written statement, which need not comply with Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

(a)	a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

(b)	to his knowledge, based on such review,

(i)

the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof; and

(ii)

no event has occurred and is continuing which is, or after notice or lapse of time or both would become, a default or an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

(2)

The Company will deliver to the Trustee as soon as possible, and in any event, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default.

Section 1006. Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent,

(1)	all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary; and

(2)

all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary. However, the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1007. Corporate Existence.

Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises and the corporate existence, rights (charter and statutory) and franchises of each Principal Subsidiary Bank; provided, however, that the Company shall not be required to preserve any such corporate existence, right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1008. Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1006 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1009. Calculations; Original Issue Discount.

The Company shall file with the Trustee promptly at the end of each calendar year for which reporting on Form 1099 OID is required (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

The Company shall be responsible for making calculations called for under the Securities, including but not limited to determination of redemption price, premium, if any, and any additional amounts or other amounts payable on the Securities. The Company will make the calculations in good faith and, absent manifest error, its calculations will be final and binding on the Holders. The Company will provide a schedule of its calculations to the Trustee when requested by the Trustee, and the Trustee is entitled to rely conclusively on the accuracy of the Company’s calculations without independent verification.

ARTICLE XI

REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article XI.

Section 1102. Election To Redeem; Notice To Trustee.

The election of the Company to redeem any Securities shall be evidenced by Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, with the same issue date, interest rate and Stated Maturity, the Company shall, at least 10 days prior to the date a notice of redemption is given pursuant to Section 1104 (unless a shorter period shall be satisfactory to the Trustee), deliver an Officer’s Certificate to the Trustee stating (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of Securities to be redeemed, (iv) the Redemption Price (or manner of calculation if not then known), (v) such election has been duly authorized by all requisite corporate action on the part of the Company, and (vi) complies with any applicable covenants or conditions precedent set forth in this Indenture. If the Redemption Price is not known at the time such notice is to be given, the actual Redemption Price, calculated as described in the terms of the Securities to be redeemed, will be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date. Any redemption may be cancelled by the Company at any time prior to notice of redemption being sent to any Holder and thereafter shall be null and void.

Section 1103. Selection By Trustee of Securities To Be Redeemed.

If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, subject to Applicable Procedures, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series. However, no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein pursuant hereto.

The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 106, not less than 10 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing or sending in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

Any notice that is mailed to the Holder of any Registered Securities or sent to a Depository pursuant to Applicable Procedures in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

All notices of redemption shall state:

(1)	the Redemption Date;

(2)	the Redemption Price (or manner of calculation if not then known);

(3)	the CUSIP number, if any, provided that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities;

(4)	if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

(5)

in case any Registered Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Registered Security or Registered Securities of authorized denominations for the principal amount thereof remaining unredeemed;

(6)

that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed only against tender of such Security and, unless the Company shall default in the payment of the Redemption Price and accrued interest, that interest and Additional Amounts, if any, thereon shall cease to accrue on and after said date;

(7)	the place or places where such Securities, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

(8)	that the redemption is for a sinking fund, if such is the case.

A notice of redemption given as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company. At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 10 days prior to the date such notice of redemption is to be given pursuant to this Section 1104 (unless a shorter period shall be satisfactory to the Trustee), an Officer’s Certificate requesting that the Trustee give such notice and setting forth the notice to be given as an exhibit thereto containing the information to be stated in such notice as provided in the preceding paragraph.

Section 1105. Deposit of Redemption Price.

On or prior to 12:00 noon Eastern Time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (or any Additional Amounts) to the Redemption Date. However, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing).

The Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the schedule to such global Security shall be adjusted as provided in Section 203, or the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

ARTICLE XII

SINKING FUNDS

Section 1201. Applicability of Article.

The provisions of this Article XII shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. Satisfaction of Sinking Fund Payments With Securities.

The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series

(1)

deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company); and

(2)

apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited.

Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment. However, the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 1203. Redemption of Securities For Sinking Fund.

Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment. The Company will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officer’s Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE XIII

REPAYMENT AT THE OPTION OF HOLDERS

Section 1301. Applicability of Article.

Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Article XIII, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

ARTICLE XIV

MEETINGS OF HOLDERS

Section 1401. Purposes For Which Meetings May Be Called.

A meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1402. Call, Notice and Place of Meetings.

(a)

The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in Chicago, Illinois. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)

In case at any time the Company, pursuant to Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in Chicago, Illinois for such meeting and may call such meeting for such purposes by giving notice thereof as provided for in subsection (a) of this Section.

Section 1403. Persons Entitled To Vote At Meetings.

To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be

(a)	a Holder of one or more Outstanding Securities of such series; or

(b)	a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.

The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1404. Quorum; Action.

The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

Section 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings.

(a)

Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

(b)

The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(c)

At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him or her. However, no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting to be not Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(d)

Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1406. Counting Votes and Recording Action of Meetings.

The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting.

A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE XV

SUBORDINATION

Section 1501. Securities Subordinated to Senior Indebtedness.

The Company covenants and agrees, and each Holder of Securities, by its acceptance thereof, whether upon original issue or upon transfer, assignment or exchange thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness:

(a)

In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal, premium, if any, interest or Additional Amounts upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in the Securities upon Senior Indebtedness and the Holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders hereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Indebtedness;

(b)

In the event that any Security of any series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of an Event of Default under clauses (5) or (6) of Section 501 hereof (under circumstances when the provisions of the foregoing clause (a) or the following clause (c) shall not be applicable), the holders of Senior Indebtedness outstanding at the time such Security so becomes due and payable because of such occurrence of an Event of Default hereunder shall, so long as such declaration has not been rescinded and annulled pursuant to Section 502, be entitled to receive payment in full of all principal of, and premium and interest on, all such Senior Indebtedness before the Holders of the Securities of such series are entitled to receive any payment on account of principal of, premium, if any, or interest and Additional Amounts on the Securities of such series. However, nothing herein shall prevent the Holders of Securities from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause; and

(c)	In the event that any default shall occur and be continuing with respect to any Senior Indebtedness permitting the holders of such Senior Indebtedness to accelerate the maturity thereof, if either

(1)

notice of such default, in writing, shall have been given to the Company and to the Trustee, provided that judicial proceedings shall be commenced in respect of such default within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any other default after the giving of such notice, and provided further that only one such notice shall be given pursuant to this Section 1501(c) in any twelve months period; or

(2)	judicial proceedings shall be pending in respect of such default,

the Holders of the Securities and the Trustee, for the benefit of the Holders of the Securities, for their benefit shall not be entitled to receive any payment on account of principal, premium, if any, or interest and Additional Amounts thereon (including any such payment which would cause such default) unless payment in full of all principal of, and premium and interest on, such Senior Indebtedness shall have been made or provided for. The Trustee, promptly upon receipt of any notice received by it pursuant to this Section 1501(c), shall send a copy of such notice to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the Security Register.

In case despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee, for the benefit of the Holders of the Securities, before all Senior Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Indebtedness (or their duly authorized representatives) until all Senior Indebtedness shall have been paid in full.

The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding relative to the Company within the meaning of this Section 1501. Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Section 315(a) through 315(d) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 1501, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 1501, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

For purposes of this Article, the words, “cash or property or securities” shall not be deemed to include shares of stock or warrants to purchase shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article with respect to the Securities) to the payment in full of all Senior Indebtedness which may at the time be outstanding; provided, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the sale, conveyance or transfer of all or substantially all of its property and assets to another corporation upon the terms and conditions provided in Article VIII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, sale, conveyance or transfer, comply with the conditions stated in Article VIII. This Section shall be subject to the further provisions of Section 1506.

Section 1502. Subrogation.

Subject to the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 1501, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full. As between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article XV which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article XV are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 1503. Obligation of Company Unconditional.

Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities,

(a)

is intended to or shall impair as between its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any), interest on, or any Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms; or

(b)	is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or

(c)

prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

Section 1504. Payments on Securities Permitted.

Nothing contained in this Article XV or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making payment of the principal of (or premium, if any), interest or any Additional Amounts on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article XV.

Section 1505. Effectuation of Subordination By Trustee.

Each Holder of Securities, by his or her acceptance thereof, authorizes and directs the Trustee in his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 1506. Knowledge of Trustee.

The Company shall give prompt written notice to the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent in respect of the Securities of any series pursuant to the provisions of this Article or would end such prohibition. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee or which would end such prohibition, unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an officer of the Company, or by a holder or agent of a holder of Senior Indebtedness or by the trustee under any indenture pursuant to which Senior Indebtedness shall be outstanding, who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent or trustee, and, prior to the receipt of any such written notice, the Trustee shall, subject to Section 602, be entitled to assume that no such facts exist; provided that if on a date at least five Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any), and interest on and any Additional Amounts payable in respect of any Security) the Trustee shall not have received with respect to such moneys the notice of prohibition provided for in this Section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Company or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article XI prior to the receipt by the Trustee of written notice of prohibition as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Sections 401 or 403.

The Trustee, subject to the provisions of the Trust Indenture Act, shall be entitled to conclusively rely on the delivery to it of a written notice by a representative or a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1507. Trustee’s Relation to Senior Indebtedness.

Except as otherwise provided in the Trust Indenture Act, the Trustee shall be entitled to all the rights set forth in this Article XV with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities of any series to the contrary, nothing in this Article XV shall apply to claims of or payment to the Trustee under or pursuant to Sections 506 and 606.

With respect to holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants, duties, or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee does not owe and shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

Section 1508. Rights of Holders of Senior Indebtedness Not Impaired.

No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

ARTICLE XVI

MISCELLANEOUS PROVISIONS

Section 1601. Securities in Foreign Currencies.

Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee or its agents may determine.

Section 1602. Exemption from Individual Liability.

No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise: it being expressly understood and agreed that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of such Securities.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

FIRST FINANCIAL BANCORP.

Issuer

By:	/s/ James M. Anderson
Name:	James M. Anderson
Title:	Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Iris Munoz
Name:	Iris Munoz
Title:	Assistant Vice President